UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 12, 2008

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Nevada Gold & Casinos, Inc. (the “Company”) announced that, effective December 12, 2008, a wholly-owned subsidiary entered into an agreement (the “Buena Vista Agreement”) for the sale of its Class B membership interest in Buena Vista Development Company, LLC (“BVDC”) and its $14.8 million promissory note due from BVDC.  The purchaser is B.V. ORO, LLC (“ORO”).  BVDC is developing a casino for the Buena Vista Rancheria of Me-Wuk Indians (the “Tribe”), an Indian tribe located in Amador County, California.

Pursuant to the Buena Vista Agreement, the Company has received $16 million in cash and will be paid $4 million within two years after the opening of the casino to be built for the Tribe.  Interest on any unpaid balance will be at a rate of prime plus 1%.  In addition, the Company, through its subsidiary, will retain a “carried interest” entitling it to receive an amount equal to 5% of any cash distributions ORO receives from BVDC on the Class B membership interest, excluding receipt of principal or interest on the $14.8 million promissory note.

Also, the Company and its Lender entered into a Use of Proceeds Agreement whereby the Company will repay $5.55 million of its debt from funds received pursuant to the Buena Vista Agreement.  The Company’s remaining debt balance of $10 million is due June 30, 2010.  In addition, the Lender will retain a security interest on the 5% “carried interest” and the right to receive the remaining $4 million pursuant to the Buena Vista Agreement.  Following this transaction, the Company will have approximately $15 million of cash available for acquisitions and general use and a $10 million “Project Fund” utilization of which is subject to Lender approval.

The Buena Vista Agreement, the Use of Proceeds Agreement and Press Release dated December 12, 2008 are filed herewith.

Item 9.01.   Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:
10.1	Purchase Agreement dated November 25, 2008 between Nevada Gold BVR, LLC and B.V. Oro, LLC
10.2
Agreement Regarding Use of Proceeds of Buena Vista Sale and Regarding Remaining Amount Due Under the Agreement Regarding Loans and Amendment to Agreement Regarding Use of Proceeds of IC-BH Sale “Projects Fund” Section dated November 24, 2008 between Nevada Gold & Casinos, Inc., Nevada Gold BVR, LLC and Louise H. Rogers

99.1	Press Release dated December 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: December 12, 2008	By:	/s/ Ernest E. East
Ernest E. East
Senior Vice President

INDEX TO EXHIBITS

Item	Exhibit
10.1	Purchase Agreement dated November 25, 2008 between Nevada Gold BVR, LLC and B.V. Oro, LLC
10.2
Agreement Regarding Use of Proceeds of Buena Vista Sale and Regarding Remaining Amount Due Under the Agreement Regarding Loans and Amendment to Agreement Regarding Use of Proceeds of IC-BH Sale “Projects Fund” Section dated November 24, 2008 between Nevada Gold & Casinos, Inc., Nevada Gold BVR, LLC and Louise H. Rogers

99.1	Press Release dated December 12, 2008